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                                                                    Exhibit 10.9

                                                                [EXECUTION COPY]

                 FIRST AMENDMENT, ACKNOWLEDGMENT AND SUPPLEMENT
                           TO UNIT PURCHASE AGREEMENT

     This First Amendment, Acknowledgment and Supplement to Unit Purchase Agreement (this "AMENDMENT AND SUPPLEMENT"), dated as of April 6, 2004, is made to the Unit Purchase Agreement (the "AGREEMENT"), dated as of February 6, 2004, by and among Medtech/Denorex, LLC, a Delaware limited liability company (n/k/a Prestige International Holdings, LLC, the "COMPANY"), GTCR Fund VIII, L.P., a Delaware limited partnership, GTCR Fund VIII/B, L.P., a Delaware limited partnership, GTCR Co-Invest II, L.P., a Delaware limited partnership, and the TCW/Crescent Purchasers (as defined therein). Each capitalized term used herein but not otherwise defined shall have the meaning ascribed to such term in the Agreement.

     WHEREAS, the Company is indirectly acquiring all of the outstanding shares of capital stock of Bonita Bay Holdings, Inc., a Virginia corporation and ultimate parent of Prestige Brands International, Inc. (the "ACQUISITION"); and

     WHEREAS, in connection with the Acquisition and in order to better reflect the intent of the parties, the undersigned desire to amend certain terms of the Agreement, add GTCR Capital Partners (as defined below) as a party to the Agreement, make certain acknowledgments with respect to the Agreement and reaffirm the other terms and provisions of the Agreement; and

          WHEREAS, pursuant to Section 1.B of the Agreement (as amended hereby), the Purchasers (as defined in this Amendment and Supplement) desire to purchase, and the Company desires to sell to the Purchasers, 58,179.25 Class B Preferred Units for an aggregate purchase price of $58,179,250.

     NOW, THEREFORE, effective immediately prior to the consummation of the Acquisition (with respect to the amendments provided herein) or simultaneous to the consummation of the Acquisition (with respect to the purchase of Class B Preferred Units described herein), the undersigned, intending to be legally bound, hereby agree as follows:

                              AMENDMENT PROVISIONS

1. Each reference, if any, in the Agreement to any of the entities identified below shall be deemed a reference to such entity's new name, as indicated:

     (a)    Medtech/Denorex, LLC n/k/a Prestige International Holdings, LLC;

     (b)    SNS Household Holdings, Inc. n/k/a Prestige Household Holdings,
            Inc.;

     (c)    SNS Household Brands, Inc. n/k/a Prestige Household Brands, Inc.;

     (d) Medtech Acquisition Holdings, Inc. n/k/a Prestige Products Holdings, Inc.;

     (e)    Medtech Acquisition, Inc. n/k/a Prestige Brands, Inc.;

     (f) Medtech/Denorex Management, Inc. n/k/a Prestige Brands, Inc., as successor by merger;

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     (g)    Denorex Acquisition Holdings, Inc. n/k/a Prestige Personal Care
            Holdings, Inc.; and

     (h)    Denorex Acquisition, Inc. n/k/a Prestige Personal Care, Inc.

2.   The following defined terms (and related definitions) shall be added to the
     Agreement:

     (a) "GTCR CAPITAL PARTNERS" means GTCR Capital Partners, L.P., a Delaware limited partnership.

     (b) "PARTICIPATING PURCHASERS" means, with respect to any Subsequent Closing, the Purchasers who participate in such Subsequent Closing as provided herein.

     (c) "WARRANT AGREEMENT" means the Warrant Agreement dated as of February 6, 2004, by and among the Company, GTCR Capital Partners and the TCW/Crescent Lenders (as defined therein).

3. The definitions for each of the following defined terms in the Agreement shall be deleted in their entirety and amended and restated as follows:

     (a) "PURCHASERS" means the GTCR Purchasers, the TCW/Crescent Purchasers and GTCR Capital Partners (and each individually a "PURCHASER").

4. The last sentence of Section 1.B(b) of the Agreement shall be deleted in its entirety and amended and restated as follows:

     Notwithstanding anything to the contrary herein, the aggregate amount of Securities which the TCW/Crescent Purchasers are collectively purchasing hereunder (or which the TCW/Crescent Purchasers (or their transferees) are collectively selling pursuant to the repurchase provisions hereunder) shall be allocated among the TCW/Crescent Purchasers in accordance with the allocation percentage opposite each TCW/Crescent Purchaser's name under the heading "TCW/Crescent Purchaser Allocations" on the "Schedule of TCW/Crescent Allocations" attached hereto.

5. Sections 1.B(e)(i), (ii) and (iv) of the Agreement shall be deleted in their entirety and amended and restated as follows:

     (i) In connection with each Subsequent Closing, the TCW/Crescent Purchasers may, but shall not be obligated to, purchase a number of Class B Preferred Units equal to the total number of Class B Preferred Units being purchased at such Subsequent Closing multiplied by 0.0278 and on the same terms and conditions as the GTCR Purchasers; PROVIDED THAT, if the TCW/Crescent Purchasers choose not to purchase all of the Class B Preferred Units they are entitled to purchase at any Subsequent Closing, they may not purchase Class B Preferred Units at such Subsequent Closing or at any Subsequent Closing thereafter.

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     (ii)   In connection with any Subsequent Closing in which the TCW/Crescent
     Purchasers do not purchase Class B Preferred Units, the Participating Purchasers with respect to such Subsequent Closing shall have the right to purchase from the TCW/Crescent Purchasers and transferees a number of Common Units. The number of Common Units to be purchased hereunder will be determined by calculating the amount that the TCW/Crescent Purchasers would have been entitled to invest had the TCW/Crescent Purchasers participated in such Subsequent Closing and dividing that amount by $6,945,918 (i.e., the TCW/Crescent Purchasers' total committed equity) (the "TCW/CRESCENT PURCHASERS' RATIO"). The TCW/Crescent Purchasers' Ratio will then be multiplied by the number of Common Units held by the TCW/Crescent Purchasers and its transferees immediately prior to such Subsequent Closing. Such product will then be adjusted to give effect to any change in the Fair Market Value of the Company and its Subsidiaries between the date hereof and the date immediately preceding such Subsequent Closing before giving effect to such Subsequent Closing by dividing such product by the multiple of such increase in Fair Market Value of the Company and its Subsidiaries or by 1 minus the percentage decrease in such Fair Market Value of the Company and its Subsidiaries, as the case may be. Such right to purchase in favor of the Participating Purchasers (i) must be exercised on the date of the Subsequent Closing if the TCW/Crescent Purchasers (or their transferees, as the case may be) have notified the Purchasers at least three (3) business days prior to such Subsequent Closing that they do not intend to participate in such Subsequent Closing or otherwise within five (5) business days after such Subsequent Closing, (ii) shall not, under any circumstances, permit the Participating Purchasers to purchase any Common Units held by TCW/Crescent Purchasers or their transferees as a result of the exercise of the TCW Warrants (as defined in the Warrant Agreement) and (iii) shall, if the Participating Purchasers elect to purchase an aggregate number of Common Units under this SECTION 1.B(e) greater than the number determined to be available for purchase in accordance with the terms of this SECTION 1.B(e), then the available Common Units shall be allocated among the Participating Purchasers on a pro rata basis consistent with each such Participating Purchaser's portion of the investment made pursuant to such Subsequent Closing. "Fair Market Value" for purposes of this SECTION 1.B(e) shall be the fair market value of all equity of the Company using the methodology procedures set forth in the definition of Fair Market Value in SECTION 6 hereof.

     (iv)   The closing of the purchase of the Common Units pursuant to this
     SECTION 1.B(e) shall take place on the date designated in a notice given to the TCW/Crescent Purchasers in accordance herewith, which date shall not be more than 30 days nor less than five days after the delivery of such notice. Each Participating Purchaser will pay for the Common Units to be purchased by it by a check or wire transfer of immediately available funds. The Participating Purchasers will be entitled to receive customary representations and warranties from the sellers regarding such sale and to require that all sellers' signatures be guaranteed.

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6.   A new Section 1.B(f) shall be added to the Agreement as follows:

     (f)    GTCR CAPITAL PARTNERS SUBSEQUENT CLOSINGS.

     (i) In connection with each Subsequent Closing, GTCR Capital Partners may, but shall not be obligated to, purchase a number of Class B Preferred Units equal to the total number of Class B Preferred Units being purchased at such Subsequent Closing multiplied by 0.0255 and on the same terms and conditions as the GTCR Purchasers; PROVIDED THAT, if GTCR Capital Partners chooses not to purchase all of the Class B Preferred Units it is entitled to purchase at any Subsequent Closing, it may not purchase Class B Preferred Units at such Subsequent Closing or at any Subsequent Closing thereafter.

     (ii) In connection with any Subsequent Closing in which GTCR Capital Partners does not purchase Class B Preferred Units, the Participating Purchasers with respect to such Subsequent Closing shall have the right to purchase from GTCR Capital Partners and transferees a number of Common Units. The number of Common Units to be purchased hereunder will be determined by calculating the amount that GTCR Capital Partners would have been entitled to invest had GTCR Capital Partners participated in such Subsequent Closing and dividing that amount by $6,381,314 (i.e., GTCR Capital Partners' total committed equity) (the "GTCR CAPITAL PARTNERS' RATIO"). The GTCR Capital Partners' Ratio will then be multiplied by the number of Common Units held by GTCR Capital Partners and its transferees immediately prior to such Subsequent Closing. Such product will then be adjusted to give effect to any change in the Fair Market Value of the Company and its Subsidiaries between the date hereof and the date immediately preceding such Subsequent Closing before giving effect to such Subsequent Closing by dividing such product by the multiple of such increase in Fair Market Value of the Company and its Subsidiaries or by 1 minus the percentage decrease in such Fair Market Value of the Company and its Subsidiaries, as the case may be. Such right to purchase in favor of the Participating Purchasers (i) must be exercised on the date of the Subsequent Closing if GTCR Capital Partners (or their transferees, as the case may be) have notified the Purchasers at least three (3) business days prior to such Subsequent Closing that they do not intend to participate in such Subsequent Closing or otherwise within five (5) business days after such Subsequent Closing and (ii) shall, if the Participating Purchasers elect to purchase an aggregate number of Common Units under this SECTION 1.B(f) greater than the number determined to be available for purchase in accordance with the terms of this SECTION 1.B(f), then the available Common Units shall be allocated among the Participating Purchasers on a pro rata basis consistent with each such Participating Purchaser's portion of the investment made pursuant to such Subsequent Closing. "Fair Market Value" for purposes of this SECTION 1.B(f) shall be the fair market value of all equity of the Company using the methodology procedures set forth in the definition of Fair Market Value in SECTION 6 hereof.

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     (iii)  The purchase price for each Common Unit repurchased pursuant to this
     SECTION 1.B(f) will be $0.10 per unit (each as proportionately adjusted for all subsequent unit splits, unit dividends and other recapitalizations).

     (iv)   The closing of the purchase of the Common Units pursuant to this
     SECTION 1.B(f) shall take place on the date designated in a notice given to GTCR Capital Partners in accordance herewith, which date shall not be more than 30 days nor less than five days after the delivery of such notice. Each Participating Purchaser will pay for the Common Units to be purchased by it by a check or wire transfer of immediately available funds. The Participating Purchasers will be entitled to receive customary representations and warranties from the sellers regarding such sale and to require that all sellers' signatures be guaranteed.

7. For the avoidance of doubt, each of the Transaction Documents shall be such document as amended from time to time pursuant to the terms thereof.

     8. Any notices sent to Kirkland & Ellis LLP pursuant to the terms of the Agreement shall be sent to the attention of Kevin R. Evanich, P.C. and Christopher J. Greeno.

9. The PURCHASER NOTICE SCHEDULE attached to the Agreement shall be replaced and superseded in its entirety by the PURCHASER NOTICE SCHEDULE attached hereto.

                               PURCHASE PROVISIONS

10. Pursuant to Section 1.B(d) of the Agreement (as amended pursuant to this Amendment and Supplement), the Company has authorized the issuance and sale to the Purchasers on the date hereof of 58,179.250 Class B Preferred Units, having the rights and preferences set forth in the LLC Agreement.

11. At the Subsequent Closing, subject to the terms and conditions set forth herein, for an aggregate purchase price of $58,179,250 (i) GTCR Fund VIII shall purchase from the Company, and the Company shall sell to GTCR Fund VIII, 46,643.166 Class B Preferred Units at a price of $1,000 per unit,
     (ii) GTCR Fund VIII/B shall purchase from the Company, and the Company shall sell to GTCR Fund VIII/B, 8,185.659 Class B Preferred Units at a price of $1,000 per unit; (iii) GTCR Co-Invest shall purchase from the Company, and the Company shall sell to GTCR Co-Invest, 248.952 Class B Preferred Units at a price of $1,000 per unit; (iv) GTCR Capital Partners shall purchase from the Company, and the Company shall sell to GTCR Capital Partners, 1,485.040 Class B Preferred Units at a price of $1,000 per unit; and (v) the TCW/Crescent Purchasers shall purchase from the Company, and the Company shall sell to the TCW/Crescent Purchasers, 1,616.433 Class B Preferred Units at a price of $1,000 per unit.

12. The Subsequent Closing contemplated by Section 11 above shall occur in connection with, and concurrent with, the consummation of the Acquisition. At such Subsequent Closing, the Company shall deliver to each Purchaser one or more unit certificates evidencing the Class B Preferred Units to be purchased by such Purchaser, registered in such Purchaser's name, upon payment of the purchase price thereof by wire transfer of immediately available funds to such account as designated by the Company.

                                        5
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13.  As a material inducement to the Purchasers to purchase the Class B
     Preferred Units, the Company hereby represents and warrants to the Purchasers that the execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company. The execution and delivery by the Company of this Amendment and Supplement, the offering, sale and issuance of the Class B Preferred Units hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the equity securities or assets of the Company or any of its Subsidiaries pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the LLC Agreement or the Certificate of Formation or the certificate of incorporation or bylaws (or comparable governing documents) of any of the Company's Subsidiaries, or any law, statute, rule or regulation to which the Company or any of its Subsidiaries is subject, or any agreement, instrument, order, judgment or decree to which the Company or any of its Subsidiaries is a party or by which it is bound. The representations and warranties contained in Section 5 of the Agreement are true and correct at and as of the Subsequent Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated by the Agreement or by the other Transaction Documents and except for changes occurring in the ordinary course of the Company's and its Subsidiaries' businesses that have not had a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company or any Subsidiary (including the filing of any material litigation against the Company or any Subsidiary or the existence of any material dispute with any Person that involves a reasonable likelihood of such litigation being commenced).

14. Each Purchaser hereby represents that such Purchaser is acquiring the Class B Preferred Units pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; PROVIDED THAT, nothing contained herein shall prevent such Purchaser and any subsequent holders of the Class B Preferred Units from transferring such securities in compliance with the provisions of Section 4 of the Agreement.

                               GENERAL PROVISIONS

15. Except for the changes noted in Sections 1 through 9 above, the Agreement shall remain in full force and effect and any dispute under this Amendment and Supplement shall be resolved in accordance with the terms of the Agreement, including, but not limited to, Section 7.L thereof (Governing
     Law).

16. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Amendment and

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     Supplement and the consummation of the transactions contemplated hereby, regardless of any investigation made by a Purchaser or on its behalf.

17. This Amendment and Supplement may be executed in any number of counterparts (including by means of facsimiled signature pages), which shall together constitute one and the same instrument.

                                   * * * * * *

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     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment,
Acknowledgment and Supplement to Unit Purchase Agreement on the date first written above.

                                        PRESTIGE INTERNATIONAL
                                        HOLDINGS, LLC

                                        By:     /S/ PETER J. ANDERSON
                                              ------------------------------
                                        Name:    Peter J. Anderson
                                              ------------------------------
                                        Title:    Chief Financial Officer
                                              ------------------------------

                                        GTCR FUND VIII, L.P.

                                        By:   GTCR Partners VIII, L.P.
                                        Its:  General Partner

                                        By:   GTCR Golder Rauner II, L.L.C.
                                        Its:  General Partner


                                        By:   /S/ DAVID A. DONNINI
                                           ---------------------------------
                                        Name: David A. Donnini
                                        Its:  Principal


                                        GTCR FUND VIII/B, L.P.

                                        By:   GTCR Partners VIII, L.P.
                                        Its:  General Partner

                                        By:   GTCR Golder Rauner II, L.L.C.
                                        Its:  General Partner

                                        By:      /S/ DAVID A. DONNINI
                                           ---------------------------------
                                        Name: David A. Donnini
                                        Its:  Principal

                                        GTCR CO-INVEST II, L.P.

                                        By:   GTCR Golder Rauner II, L.L.C.
                                        Its:  General Partner


                                        By:      /S/ DAVID A. DONNINI
                                           ---------------------------------
                                        Name: David A. Donnini
                                        Its:  Principal

    [SIGNATURE PAGE TO FIRST AMENDMENT, ACKNOWLEDGMENT AND SUPPLEMENT TO UNIT
                               PURCHASE AGREEMENT]

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                                        GTCR CAPITAL PARTNERS, L.P.

                                        By:   GTCR Mezzanine Partners, L.P.
                                        Its:  General Partner

                                        By:   GTCR Partners VI, L.P.
                                        Its:  General Partner

                                        By:   GTCR Golder Rauner, L.L.C.
                                        Its:  General Partner

                                        By:      /S/ DAVID A. DONNINI
                                           ---------------------------------
                                        Name: David A. Donnini
                                        Its:  Principal

                                        TCW/CRESCENT MEZZANINE
                                        PARTNERS III, L.P.
                                        TCW/CRESCENT MEZZANINE TRUST III
                                        TCW/CRESCENT MEZZANINE
                                        PARTNERS III NETHERLANDS, L.P.

                                        By:   TCW/Crescent Mezzanine
                                              Management III, L.L.C.,
                                              its Investment Manager

                                        By:   TCW Asset Management Company,
                                              its Sub-Advisor


                                        By:    /S/ TIMOTHY P. COSTELLO
                                           ---------------------------------
                                        Name:  Timothy P. Costello
                                        Title: Managing Director


    [SIGNATURE PAGE TO FIRST AMENDMENT, ACKNOWLEDGMENT AND SUPPLEMENT TO UNIT
                               PURCHASE AGREEMENT]

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                            PURCHASE NOTICE SCHEDULE

IF TO THE GTCR PURCHASERS:

GTCR Fund VIII, L.P.
GTCR Fund VIII/B, L.P.
GTCR Co-Invest II, L.P.
c/o GTCR Golder Rauner II, L.L.C.
6100 Sears Tower
Chicago, IL  60606-6402
Attention:   David A. Donnini and Vincent J. Hemmer

WITH A COPY TO:

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, IL  60601
Attention:  Kevin R. Evanich, P.C. and Christopher J. Greeno

IF TO GTCR CAPITAL PARTNERS:

c/o GTCR Golder Rauner II, L.L.C.
6100 Sears Tower
Chicago, IL  60606-6402
Attention:   Barry R. Dunn

WITH A COPY TO:

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, IL  60601
Attention:  Kevin R. Evanich, P.C. and Christopher J. Greeno

IF TO THE TCW/CRESCENT PURCHASERS:

TCW/Crescent Mezzanine Partners III, L.P.
TCW/Crescent Mezzanine Trust III
TCW/Crescent Mezzanine Partners III Netherlands, L.P.
c/o TCW/Crescent Mezzanine, L.L.C.
200 Crescent Court, Suite 1600
Dallas, Texas  75201
Attention:  Timothy P. Costello
Telecopier No.:  (214) 740-7382

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WITH A COPY TO:

Gardere Wynne Sewell LLP
3000 Thanksgiving Tower
1601 Elm Street
Dallas, Texas  75201
Attention:  Gary B. Clark
Telecopier No.:  (214) 999-4667